Exhibit 99.3

Ex99_3 INTERNET—Visit www.voteproxy.com and follow the instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM Eastern Time the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the Special Meeting. VIRTUALLY AT THE MEETING—The Company will be hosting the meeting via live webcast. To attend the virtual meeting, have your control number available and visit edge.media-server.com/mmc/p/yfmt9t9r (password: lincoln2026). GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030000000000000000 4 111926 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF LINCOLN BANCORP November 19, 2026, 8:30 AM Central Time CONTROL NUMBER Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LINCOLN MERGER PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Lincoln Merger Proposal – a proposal to approve the merger agreement, by and among Equity, Merger Sub, and Lincoln, pursuant to which, subject to the terms and conditions contained therein (i) Merger Sub will merge with and into Lincoln, with Lincoln surviving as a wholly owned subsidiary of Equity and (ii) immediately thereafter, and as part of the same overall transaction, Equity will cause Lincoln to be merged with and into Equity, with Equity surviving such merger. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL LISTED. FOR AGAINST ABSTAIN

0 ————————— . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . ———————— 14475 LINCOLN BANCORP PROXY FORM FOR CLASS A COMMON AND CLASS B COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF LINCOLN BANCORP TO BE HELD ON THURSDAY, NOVEMBER 19, 2026 The undersigned hereby appoints Sean Willett and Andy Borrmann, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of Class A Common Stock and Class B Common Stock that the undersigned would be entitled to vote if then personally present at the special meeting of the shareholders of Lincoln Bancorp, to be held at BarLea Roots Event Centre located at 24735 U Avenue T-55, Reinbeck, Iowa, on Thursday, November 19, 2026, at 8:30 AM local time, or attend the special meeting virtually via live webcast at edge.media-server.com/mmc/p/yfmt9t9r (password: lincoln2026) and entering the control number printed on this proxy card, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of special meeting and proxy statement, receipt of which is hereby acknowledged, as follows: (Continued and to be signed on the reverse side) 1.1